Dreyfus U.S. Treasury Funds

Dreyfus U.S. Treasury Intermediate Term Fund Ticker Symbol: DRGIX Dreyfus U.S. Treasury Long Term Fund Ticker Symbol: DRGBX Dreyfus 100% U.S. Treasury Money Market Fund Ticker Symbol: DUSXX

PROSPECTUS May 1, 2009

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As Revised July 10, 2009
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Contents

The Funds
Introduction	1
Goal and Approach	2
Past Performance	5
Expenses	8
Management	11
Financial Highlights	13

Your Investment
Shareholder Guide	16
Distributions and Taxes	22
Services for Fund Investors	23

For More Information
See back cover.

The Funds

Dreyfus 100% U.S. Treasury Money Market Fund
Dreyfus U.S. Treasury Intermediate Term Fund
Dreyfus U.S. Treasury Long Term Fund

INTRODUCTION

This combined prospectus has been prepared for your convenience so that you can consider three investment choices in one document. Each fund is a separate entity with a separate investment portfolio. The operations and results of a fund are unrelated to those of each other fund. The funds differ in their average portfolio maturity and effective duration, which affects their level of income and degree of share price fluctuation. Each of the Intermediate Term Fund and the Long Term Fund seeks to maximize total return, consisting of capital appreciation and current income. The Money Market Fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. To pursue its goal, the Intermediate Term Fund and the Long Term Fund each invests primarily, and the Money Market Fund invests solely, in U.S. Treasury securities.

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GOAL and APPROACH

Dreyfus 100% U.S. Treasury Money Market Fund

The Money Market Fund seeks to maintain a stable share price of $1.00. It invests only in U.S. Treasury securities. As a money market fund, it is subject to strict federal requirements and must maintain a dollar-weighted average portfolio maturity of 90 days or less and buy individual securities that have remaining maturities of 13 months or less.

Dreyfus U.S. Treasury Intermediate Term Fund

The Intermediate Term Fund seeks to maximize total return, consisting of capital appreciation and current income, by investing at least 80% of its assets in U.S. Treasury securities. The fund also may invest in other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (including inflation-indexed bonds), and may enter into repurchase agreements. Although the fund may invest in or have investment exposure to individual bonds of any remaining maturity, under normal market conditions, the fund maintains an effective duration between 2.5 and 6 years, and a dollar weighted average portfolio maturity between 3 and 10 years.

Dreyfus U.S. Treasury Long Term Fund

The Long Term Fund seeks to maximize total return, consisting of capital appreciation and current income, by investing at least 80% of its assets in U.S. Treasury securities. The fund also may invest in other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (including inflation-indexed bonds), and may enter into repurchase agreements. Although the fund may invest in or have investment exposure to individual bonds of any remaining maturity, under normal market conditions, the fund maintains an effective duration of 7.5 years or more, and a dollar-weighted average portfolio maturity of 10 years or more.

The Intermediate Term and Long Term funds may, but are not required to, use derivatives, such as options, futures and options on futures (including those relating to securities and interest rates) and swap agreements, as a substitute for investing directly in an underlying asset, to manage interest rate risk, to manage the effective duration or maturity of the fund’s portfolio, to increase returns, or as part of a hedging strategy. The funds may buy securities that pay interest at rates that float inversely with changes in prevailing interest rates and may make forward commitments in which a fund agrees to buy a security in the future at a price agreed upon today. Duration is an indication of an investment’s “interest rate risk,” or how sensitive a bond or mutual fund portfolio may be to changes in interest rates. Generally, the longer a fund’s duration, the more it is likely to react to interest rate fluctuations and the greater its long-term risk/return potential.

Dollar weighted average maturity is the length of time, in days or years, until the securities held by a fund, on average, will mature or be redeemed by the issuer. The average maturity is weighted according to the dollar amounts in the various securities held by the fund.

MAIN RISKS

The fund’s principal risks are discussed below. An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

Risks Applicable to Intermediate Term Fund and Long Term Fund.

  Interest rate risk. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund’s share price. The longer the effective maturity and duration of the fund’s portfolio, the more the fund’s share price is likely to react to interest rates.
  Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond’s price to fall, potentially lowering the fund’s share price. Securities issued by the U.S. Treasury or U.S. government agencies generally present minimal credit risk. However, a security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate.
  Inflation-indexed security risk. Interest payments on inflation-indexed securities can be unpredictable and will vary as the principal and/or interest is periodically adjusted based on the rate of inflation. If the index measuring inflation falls, the interest payable on these securities will be reduced. The U.S.
  Treasury has guaranteed that in the event of a drop in prices, it would repay the par amount of its inflation-indexed securities. Inflation-indexed securities issued by corporations generally do not guarantee repayment of principal. Any increase in the principal amount of an inflation-indexed security will be considered taxable ordinary income, even though investors do not receive their principal until maturity. As a result, the fund may be required to make annual distributions to shareholders that exceed the cash the fund received, which may cause the fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed security is adjusted downward due to deflation, amounts previously distributed may be characterized in some circumstances as a return of capital.
  U.S. government securities risk. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. Not all U.S. government obligations are backed by the full faith and credit of the U.S. Treasury. Certain U.S. government agency securities are backed by the right of the issuer to borrow from the U.S. Treasury, or are supported only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. In addition, because many types of U.S. government obligations trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.
  Derivatives risk. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund’s other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments’ terms. Certain types of derivatives involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risk.

  Additionally, some derivatives involve economic leverage, which could increase the volatility of these investments as they may fluctuate in value more than the underlying instrument. The fund may be required to segregate liquid assets in connection with the purchase of derivative instruments.
  Leverage risk. The use of leverage, such as borrowing money to purchase securities, engaging in reverse repurchase agreements, lending portfolio securities, entering into futures contracts or forward currency contracts, and engaging in forward commitment transactions, may magnify the fund’s gains or losses. Additionally, certain derivatives may involve leverage, which could result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the investment.
  Counterparty risk. The fund is subject to the risk that a counterparty in a repurchase agreement could fail to honor the terms of its agreement.
  Other potential risks. The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or in exercising rights to the collateral.
  The Intermediate and Long Term funds may engage in short-term trading, which could produce higher transaction costs and taxable distributions, and lower the fund’s after-tax performance.

Risks Applicable to the Money Market Fund.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The fund’s yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Additionally, while the fund has maintained a constant share price since inception, and will continue to try to do so, neither Dreyfus nor its affiliates are required to make a capital infusion, enter into a capital support agreement or take other actions to prevent the fund’s share price from falling below $1.00. The following are the principal risks that could reduce the fund’s income level and/or share price:

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  Interest rate risk. This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. The fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. A sharp and unexpected rise in interest rates could cause a money market fund’s share price to drop below a dollar. However, the extremely short maturities of the securities held in money market portfolios - a means of achieving an overall fund objective of principal safety - reduces their potential for price fluctuation. A low interest rate environment may prevent the fund from providing a positive yield or paying fund expenses out of fund assets and could impair the fund’s ability to maintain a stable net asset value.
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  U.S. Treasury securities risk. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. Because U.S.
  Treasury securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.
  Other potential risks. The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or in exercising rights to the collateral.

Dreyfus 100% U.S. Treasury Money Market Fund

PAST PERFORMANCE

The bar chart and table shown illustrate the risks of investing in the fund. The bar chart shows the changes in the performance of the fund’s shares from year to year. The table shows the average annual total returns of the fund’s shares over time. The fund's past performance (before and after taxes) is no guarantee of future results.All returns assume reinvestment of dividends and distributions. Of course, past performance (before and after taxes) is no guarantee of future results.

Average annual total returns as of 12/31/08

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	1 Year	5 Years	10 Years
Fund	1.37%	5.04%	5.34%
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For the fund’s current yield, call toll free: 1-800-645-6561

Dreyfus U.S. Treasury Intermediate Term Fund

PAST PERFORMANCE

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund’s shares from year to year. The table compares the average annual total returns of the fund’s shares to those of a broad measure of market performance. The fund’s past performance (before and after taxes) is no guarantee of future results. All returns assume reinvestment of dividends and distributions. Sales charges, if any, are not reflected in the bar chart, and if those charges were included, returns would have been less than those shown.

After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Best Quarter (Q4, 2008): 6.74%. Worst Quarter (Q2, 2004): -2.66%.

Average annual total returns as of 12/31/08
	1 Year	5 Years	10 Years
Fund
returns before taxes	11.11%	5.04%	5.34%

Fund
returns after taxes on distributions	9.54%	3.63%	3.59%

Fund
returns after taxes on distributions and sale of fund shares	7.16%	3.45%	3.48%

Merrill Lynch Governments, U.S. Treasury
Intermediate Term Index	11.33%	5.38%	5.66%
reflects no deduction for fees, expenses or taxes

Dreyfus U.S. Treasury Long Term Fund PAST PERFORMANCE

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund’s shares from year to year. The table compares the average annual total returns of the fund’s shares to those of a broad measure of market performance. The fund’s past performance (before and after taxes) is no guarantee of future results. All returns assume reinvestment of dividends and distributions. Sales charges, if any, are not reflected in the bar chart, and if those charges were included, returns would have been less than those shown.

After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Best Quarter (Q4, 2008): 17.06%. Worst Quarter (Q2, 2004): -4.23%.

Average annual total returns as of 12/31/08
	1 Year	5 Years	10 Years
Fund
returns before taxes	21.59%	8.32%	6.77%

Fund
returns after taxes on distributions	19.66%	6.63%	4.93%

Fund
returns after taxes on distributions and sale of fund shares	13.85%	6.09%	4.65%

Merrill Lynch Governments, U.S. Treasury
Long-Term Index	24.35%	9.81%	8.14%
reflects no deduction for fees, expenses or taxes

Dreyfus 100% U.S. Treasury Money Market Fund

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below.

Annual fund operating expenses (paid each year as a % of the value of your investment)

Management fees	0.50
Shareholder services fees	0.03
Other expenses	0.06
Total fund operating expenses	0.59

EXAMPLE

The Example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$60	$189	$329	$738

Dreyfus U.S. Treasury Intermediate Term Fund

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below.

Annual fund operating expenses (paid each year as a % of the value of your investment)

Management fees	0.60
Shareholder services fees	0.06
Other expenses	0.24
Total fund operating expenses	0.90

For the fiscal year ended December 31, 2008, Dreyfus waived a portion of its fee so that the effective management fee paid by the fund was 0.35%, reducing total fund operating expenses from 0.90% to 0.65%. This waiver was voluntary and may be terminated at any time.

EXAMPLE

The Example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$92	$287	$498	$1,108

Dreyfus U.S Treasury Long Term Fund EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below.

Annual fund operating expenses (paid each year as a % of the value of your investment)

Management fees	0.60
Shareholder services fees	0.06
Other expenses	0.26
Total fund operating expenses	0.92

For the fiscal year ended December 31, 2008, Dreyfus waived a portion of its fee so that the effective management fee paid by the fund was 0.33%, reducing total fund operating expenses from 0.92% to 0.65%. This waiver was voluntary and may be terminated at any time.

EXAMPLE

The Example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$94	$293	$509	$1,131

MANAGEMENT

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The investment adviser for the fund is The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $339 billion in approximately 193 mutual fund portfolios. For the past fiscal year, the Money Market Fund, Intermediate Term Fund and Long Term Fund paid Dreyfus a monthly management fee at the effective annual rate of 0.50%, 0.35% and 0.33%, respectively, of the fund’s average daily net assets. A discussion regarding the basis for the board’s approving the fund’s management agreement with Dreyfus is available in the fund’s annual report for the period ended December 31, 2008. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global financial services company focused on helping clients move and manage their financial assets, operating in 34 countries and serving more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team. BNY Mellon has more than $20 trillion in assets under custody and administration and $881 billion in assets under management, and it services more than $11 trillion in outstanding debt. Additional information is available at www.bnymellon.com.

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The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

Robert Bayston is the primary portfolio managers of the Intermediate Term Fund and the Long Term Fund. Mr. Bayston has been a portfolio manager for the funds since April 2008 and has been employed by Dreyfus since September 2001. Mr. Bayston also is a portfolio manager responsible for TIPS and derivatives strategies with Standish Mellon Asset Management Company, LLC (“Standish”), a subsidiary of BNY Mellon and an affiliate of Dreyfus. Mr. Bayston joined Standish in 1991.

The fund’s Statement of Additional Information (SAI) provides additional portfolio manager information, including compensation, other accounts managed and ownership of fund shares.

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MBSC Securities Corporation (MBSC), a wholly owned subsidiary of Dreyfus, serves as distributor of the fund and for the other funds in the Dreyfus Family of Funds. Rule 12b-1 fees and shareholder services fees, as applicable, are paid to MBSC for financing the sale and distribution of fund shares and for providing shareholder account service and maintenance, respectively. Dreyfus or MBSC may provide cash payments out of its own resources to financial intermediaries that sell shares of funds in the Dreyfus Family of Funds or provide other services. Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses that may be paid by a fund to those intermediaries. Because those payments are not made by fund shareholders or the fund, the fund’s total expense ratio will not be affected by any such payments. These payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from Dreyfus’ or MBSC’s own resources to intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as “revenue sharing.” From time to time, Dreyfus or MBSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

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The fund, Dreyfus and MBSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code’s preclearance and disclosure procedures. The primary purpose of the respective codes is to ensure that personal trading by employees does not disadvantage any of the firms’ other clients.

FINANCIAL HIGHLIGHTS

These financial highlights describe the performance of the fund’s shares for the fiscal periods indicated. “Total return” shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report, which is available upon request.

		Year Ended December 31,

Dreyfus 100% U.S. Treasury Money	2008	2007	2006	2005	2004
Market Fund
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income--net	.014	.041	.040	.023	.006
Distributions:
Dividends from investment income-	(.014)	(.041)	(.040)	(.023)	(.006)
net
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	1.37	4.16	4.07	2.28	.57
Ratios/Supplemental Data (%):
Ratio of total expenses to average	.59	.65	.70	.68	.69
net assets
Ratio of net expenses to average net	.58	.65	.70 [a]	.68 [a]	.69
assets
Ratio of net investment income to	1.00	4.05	4.00	2.24	.55
average net assets
Net Assets, end of period ($ x 1,000)	2,264,240	604,271	563,128	592,002	667,492

[a] Expense waivers and/or reimbursements amounted to less than .01%.

			Year Ended December 31,

Dreyfus U.S. Treasury Intermediate Term Fund	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value, beginning of period	12.88	12.41	12.50	12.65	13.04
Investment Operations:
Investment income--net [a]	.39	.51	.47	.34	.23
Net realized and unrealized gain (loss) on investments	1.01	.48	(.09)	(.05)	(.13)
Total from Investment Operations	1.40	.99	.38	.29	.10
Distributions:
Dividends from investment income--net	(.54)	(.52)	(.47)	(.44)	(.49)
Net asset value, end of period	13.74	12.88	12.41	12.50	12.65

Total Return (%)	11.11+	8.22	3.09	2.32	.81
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.90	.93	.92	.90	.91
Ratio of net expenses to average net assets	.65	.65	.65	.65	.66
Ratio of net investment income to average net assets	2.97	4.10	3.83	2.65	1.78
Portfolio Turnover Rate	132.58	288.09	246.50	198.10	1,082.63

Net Assets, end of period ($ x 1,000)	243,346	194,675	191,094	177,337	196,182

+The impact of the payment from the Manager on the fund’s total return was less than .01%.
[a] Based on average shares outstanding at each month end.

		Year Ended December 31,

Dreyfus U.S. Treasury Long Term Fund	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value, beginning of period	16.64	15.80	16.31	16.12	16.24
Investment Operations:
Investment income--net [a]	.67	.67	.65	.61	.54
Net realized and unrealized gain (loss) on	2.80	.91	(.46)	.29	.06
investments
Total from Investment Operations	3.47	1.58	.19	.90	.60
Distributions:
Dividends from investment income--net	(.77)	(.74)	(.70)	(.71)	(.72)
Net asset value, end of period	19.34	16.64	15.80	16.31	16.12
Total Return (%)	21.59	10.38	1.29	5.62	3.87
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.92	.92	.96	.93	.97
Ratio of net expenses to average net assets	.65	.65	.65	.65	.66
Ratio of net investment income to average net	3.96	4.24	4.14	3.71	3.45
assets
Portfolio Turnover Rate	114.41	237.27	203.80	134.72	1,413.24
Net Assets, end of period ($ x 1,000)	115,383	83,481	77,607	82,991	81,320

a Based on average shares outstanding at each month end.

Your Investment

SHAREHOLDER GUIDE Valuing Shares

You pay no sales charges to invest in these funds. Your price for fund shares is the net asset value per share (NAV), which is generally calculated, for the Money Market Fund as of 3:00 p.m. and 4:00 p.m. Eastern time, and for the Intermediate Term Fund and Long Term Fund as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time), on days the exchange is open for regular business.

Your order will be priced at the next NAV calculated after your order is received in proper form by the fund’s transfer agent or other authorized entity. The Money Market Fund’s investments are valued based on amortized costs, which does not take into account unrealized gains or losses. As a result, portfolio securities are valued at their acquisition cost, adjusted over time based on the discounts of premiums reflected in their purchase price. The Money Market Fund uses the amortized cost method of valuation pursuant to Rule 2a-7 under the Investment Company Act of 1940 in order to be able to its shares at $1.00 per share. In accordance with Rule 2a-7, the fund is subject to certain maturity, quality and diversification requirements to help it maintain the $1.00 per share price. When calculating its NAV, the Money Market Fund compares the NAV using amortized cost to its NAV using available market quotations or market equivalents, which generally are provided by an independent pricing service approved by the fund’s board. The pricing service’s procedures are reviewed under the general supervision of the board. Purchase orders for Money Market Fund shares received in proper form before 3:00 p.m. Eastern time will receive the dividend declared on that day, whereas orders received after 3:00 p.m. but before 4:00 p.m. Eastern time will begin to accrue dividends on the following business day.

When calculating NAVs, each of the Intermediate Term Fund’s and Long Term Fund’s investments generally are valued by one or more independent pricing services approved by the fund’s board or on the basis of market quotations. The pricing service’s procedures are reviewed under the general supervision of the board. If market quotations or prices from a pricing service are not readily available, or are determined not to reflect accurately fair value, the fund may value those investments at fair value as determined in accordance with procedures approved by the fund’s board. Fair value of investments may be determined by the fund’s board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances. Under certain circumstances, the fair value of foreign equity securities will be provided by an independent pricing service. Using fair value to price investments may result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their net asset values. Funds that seek tax-exempt income are not recommended for purchase in IRAs or other qualified retirement plans. Foreign securities held by a fund may trade on days when the fund does not calculate its NAV and thus may affect the fund’s NAV on days when investors have no access to the fund.

Investments in certain types of thinly traded securities may provide short-term traders arbitrage opportunities. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume, or the market on which such securities are traded closes before the fund calculates its NAV. If short-term investors of the fund were able to take advantage of these arbitrage opportunities, they could dilute the NAV of fund shares held by long-term investors. Portfolio valuation policies can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of the fund’s NAV by short-term traders. While the fund has a policy regarding frequent trading, it too may not be completely effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts. Please see “Your

Investment — Shareholder Guide — General Policies” for further information about the fund’s frequent trading policy.

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How to Buy Shares

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By Mail – Regular Accounts. To open a regular account, complete an application and mail, together with a check payable to The Dreyfus Family of Funds, to:

The Dreyfus Family of Funds P.O. Box 55299 Boston, MA 02205-8502

To purchase additional shares in a regular account, mail a check payable to The Dreyfus Family of Funds (with your account number on your check), together with an investment slip, to:

The Dreyfus Family of Funds P.O. Box 105 Newark, NJ 07101-0105

By Mail -- IRA Accounts. To open an IRA account or make additional investments in an IRA account, be sure to specify the fund name and the year for which the contribution is being made. When opening a new account include a completed IRA application, and when making additional investments include an investment slip. Make checks payable to The Dreyfus Family of Funds, and mail to:

The Bank of New York Mellon, Custodian P.O. Box 55552 Boston, MA 02205-8568

Electronic Check or Wire. To purchase shares in a regular or IRA account by wire or electronic check, please call 1-800-645-6561 (outside the U.S. 516-794-5452) for more information.

Dreyfus TeleTransfer. To purchase additional shares in a regular or IRA account by Dreyfus TeleTransfer, which will transfer money from a pre-designated bank account, request the account service on your application. Call us at 1-800-645-6561 (outside the U.S. 516-794-5452) or visit www.dreyfus.com to request your transaction.

Automatically. You may purchase additional shares in a regular or IRA account by selecting one of Dreyfus’ automatic investment services made available to the fund on your account application or service application. See “Services for Fund Investors.”

In Person. Visit a Dreyfus Financial Center. Please call us for locations.

Minimum investments

	Initial	Additional
Regular accounts	$2,500	$100
Traditional IRAs	$750	no minimum*
Spousal IRAs	$750	no minimum*
Roth IRAs	$750	no minimum*
Educational Savings	$500	no minimum*
Accounts
Dreyfus automatic	$100	$100
investment plans

All investments must be in U.S. dollars. Third-party checks, cash, travelers’ checks or money orders will not be accepted. You may be charged a fee for any check that does not clear. Maximum Dreyfus TeleTransfer purchase is $150,000 per day.

* Minimum Dreyfus TeleTransfer purchase is $100.

How to Sell Shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund’s transfer agent or other authorized entity. Money Market Fund shares redeemed after 3:00 p.m. but before 4:00 p.m. Eastern time will receive the dividend declared on that day. Money Market Fund shares redeemed prior to 3:00 p.m. will not receive the dividend declared that day. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

Before selling or writing a check against shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

  if you send a written request to sell such shares, the fund may delay sending the proceeds (or selling the shares in the case of the Money Market Fund) for up to eight business days following the purchase of those shares;
  the fund will not redemption checks, or process wire, telephone, online or Dreyfus TeleTransfer redemption requests, for up to eight business days following the purchase of those shares.

By Mail — Regular Account. To redeem shares of a regular account by mail, send a letter of instruction that includes your name, your account number, the name of the fund, the dollar amount to be redeemed and how and where to send the proceeds. Mail your request to:

The Dreyfus Family of Funds P.O. Box 55263 Boston, MA 02205-8501

By Mail -- IRA Accounts. To redeem shares of an IRA account by mail, send a letter of instruction that includes all of the same information for regular accounts and indicate whether the distribution is qualified or premature and whether the 10% TEFRA should be withheld. Mail your request to:

The Bank of New York Mellon, Custodian P.O. Box 55552 Boston, MA 02205-8568

A signature guarantee is required for some written sell orders. These include:

  amounts of $10,000 or more on accounts whose address has been changed within the last 30 days requests to send the proceeds to a different payee or address amounts of $100,000 or more

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call to ensure that your signature guarantee will be processed correctly.

Telephone or Online. To sell shares in a regular account, call Dreyfus at 1-800-645-6561 (outside the U.S. 516-794-5452) or visit www.dreyfus.com to request your transaction.

A check will be mailed to your address of record or you may request a wire or electronic check (Dreyfus TeleTransfer). For wires or Dreyfus TeleTransfer, be sure that the fund has your bank account information on file. Proceeds will be wired or sent by electronic check to your bank account.

Limitations on selling shares by phone or online through www.dreyfus.com

Proceeds	Minimum	Maximum
sent by	phone/online	phone/online
Check*	no minimum	$250,000 per day
Wire	$1,000	$500,000 for joint
		accounts every 30 days/
		$20,000 per day
Dreyfus	$500	$500,000 for joint
TeleTransfer		accounts every 30 days/
		$20,000 per day

* Not available online on accounts whose address has been changed within the last 30 days.

Automatically. You may sell shares in a regular account by calling 1-800-645-6561 (outside the U.S. 516-794-5452) for instructions to establish the Dreyfus Automatic Withdrawal Plan. You may sell shares in an IRA account by calling the above number for instructions on the Systematic Withdrawal Plan.

In Person. Visit a Dreyfus Financial Center. Please call us for locations.

General Policies

Unless you decline teleservice privileges on your application, the fund’s transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund’s transfer agent takes reasonable measures to confirm that instructions are genuine.

If you invest through a financial intermediary (rather than directly with the distributor), the policies and fees may be different than those described herein. Banks, brokers, 401(k) plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Please consult your financial representative or the SAI.

Money market funds generally are used by investors for short-term investments, often in place of bank checking or savings accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason, although Dreyfus discourages excessive trading and other abusive trading practices, the Money Market Fund has not adopted policies and procedures, or imposed redemption fees or other restrictions such as minimum holding periods, to deter frequent purchases and redemptions of Money Market Fund shares. Dreyfus also believes that money market funds, such as the Money Market Fund, are not targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, frequent purchases and redemptions of the Money Market Fund’s shares could increase the fund’s transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the fund’s portfolio, which could detract from the fund’s performance. Accordingly, the Money Market Fund reserves the right to refuse any purchase or exchange request. Fund in the Dreyfus Family of Funds that are not money market mutual funds have approved policies and procedures that are intended to discourage and prevent abusive trading practices in those mutual funds, which may apply to exchanges from or into the Money Market Fund. If you plan to exchange your Money Market Fund shares for shares of another Dreyfus fund, including the Intermediate Term Fund or Long Term Fund, please read the prospectus of that other Dreyfus fund for more information.

The Intermediate Term and Long Term funds are designed for long-term investors. Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, Dreyfus and the fund’s board have adopted a policy of discouraging excessive trading, short-term market timing and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations. Dreyfus and the fund will not enter into arrangements with any person or group to permit frequent trading.

The fund also reserves the right to:

  change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions change its minimum or maximum investment amounts
  delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)
  “redeem in kind,” or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund’s assets)
  refuse any purchase or exchange request, including those from any individual or group who, in Dreyfus’ view, is likely to engage in frequent trading

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading. A roundtrip consists of an investment that is substantially liquidated within 60 days. Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.

Transactions made through Automatic Investment Plans, Automatic Withdrawal Plans, Dreyfus Auto-Exchange Privileges, automatic non-discretionary rebalancing programs, and minimum required retirement distributions generally are not considered to be frequent trading. For employer-sponsored benefit plans, generally only participant-initiated exchange transactions are subject to the roundtrip limit.

Dreyfus monitors selected transactions to identify frequent trading. When its surveillance systems identify multiple roundtrips, Dreyfus evaluates trading activity in the account for evidence of frequent trading. Dreyfus considers the investor’s trading history in other accounts under common ownership or control, in other Dreyfus Funds and BNY Mellon Funds, and if known, in nonaffiliated mutual funds and accounts under common control. These evaluations involve judgments that are inherently subjective, and while Dreyfus seeks to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently. In all instances, Dreyfus seeks to make these judgments to the best of its abilities in a manner that it believes is consistent with shareholder interests. If Dreyfus concludes the account is likely to engage in frequent trading, Dreyfus may cancel or revoke the purchase or exchange on the following business day. Dreyfus may also temporarily or permanently bar such investor’s future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade. At its discretion, Dreyfus may apply these restrictions across all accounts under common ownership, control or perceived affiliation.

Fund shares often are held through omnibus accounts maintained by financial intermediaries, such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Dreyfus’ ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited. However, the agreements between the distributor and financial intermediaries include obligations to comply with the terms of this prospectus and to provide Dreyfus, upon request, with information concerning the trading activity of investors whose shares are held in omnibus accounts. If Dreyfus determines that any such investor has engaged in frequent trading of fund shares, Dreyfus may require the intermediary to restrict or prohibit future purchases or exchanges of fund shares by that investor.

Certain retirement plans and intermediaries that maintain omnibus accounts with the fund may have developed policies designed to control frequent trading that may differ from the fund’s policy. At its sole discretion, the fund may permit such intermediaries to apply their own frequent trading policy. If you are investing in fund shares through an intermediary (or in the case of a retirement plan, your plan sponsor), please contact the intermediary for information on the frequent trading policies applicable to your account.

To the extent that the fund significantly invests in foreign securities traded on markets that close before the fund calculates its NAV, events that influence the value of these foreign securities may occur after the close of these foreign markets and before the fund calculates its NAV. As a result, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities at the time the fund calculates its NAV (referred to as price arbitrage). This type of frequent trading may dilute the value of fund shares held by other shareholders. Dreyfus has adopted procedures designed to adjust closing market prices of foreign equity securities under certain circumstances to reflect what it believes to be their fair value.

To the extent that the fund significantly invests in thinly traded securities, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the fund’s portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

Although the fund’s frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

Small Account Policy

To offset the relatively higher costs of servicing smaller accounts, each fund charges regular accounts with balances below $2,000 an annual fee of $12. The fee will be imposed during the fourth quarter of each calendar year.

The fee will be waived for: any investor whose aggregate Dreyfus mutual fund investments total at least $25,000; IRA accounts; Education Savings Accounts; accounts participating in automatic investment programs; and accounts opened through a financial institution.

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 30 days, the fund may close your account and send you the proceeds.

DISTRIBUTIONS AND TAXES

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends monthly and capital gain distributions annually. Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise.There are no fees or sales charges on reinvestments.

Distributions paid by the fund are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account). For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable to you as ordinary income. Other fund distributions, including dividends from U.S. companies and certain foreign companies and distributions of long-term capital gains, generally are taxable to you as qualified dividends and capital gains, respectively.

High portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value. The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund when the fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone’s tax situation is unique, please consult your tax adviser before investing.

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SERVICES FOR FUND INVESTORS Automatic services

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. If you purchase shares through a third party, the third party may impose different restrictions on these services and privileges, or may not make them available at all. For information, call your financial representative or 1-800-645-6561.

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Dreyfus Automatic Asset Builder® permits you to purchase fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

Dreyfus Payroll Savings Plan permits you to purchase fund shares (minimum $100 per transaction) automatically through a payroll deduction.

Dreyfus Government Direct Deposit permits you to purchase shares (minimum of $100 and maximum of $50,000 per transaction) automatically from your federal employment, Social Security or other regular federal government check.

Dreyfus Dividend Sweep permits you to automatically reinvest dividends and distributions from the fund into another Dreyfus fund (not available for IRAs).

Dreyfus Auto-Exchange Privilege permits you to exchange your shares in the fund for shares of other Dreyfus funds.

Dreyfus Automatic Withdrawal Plan permits you to make withdrawals (minimum $50) on a monthy or quarterly basis, provided your account balance is at least $5,000. Any CDSC will be waived, as long as the amount of any withdrawal does not exceed on an annual basis 12% of the greater of the account value at the time of the first withdrawal under the plan, or at the time of the subsequent withdrawal.

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Exchange privilege

Generally, you can exchange shares worth $500 or more (no minimum for retirement accounts) into other Dreyfus Funds. You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange generally will have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has one.

Dreyfus TeleTransfer privilege

To move money between your bank account and your Dreyfus fund account with a phone call or online, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application, or contacting your financial representative. Shares held in an IRA or Education Savings Account may not be redeemed through the Dreyfus TeleTransfer privilege.

Account Statements

Every Dreyfus Fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Checkwriting privilege

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You may write redemption checks against your account in amounts of $500 or more. These checks are free; however, a fee will be charged if you request a stop payment or if the transfer agent cannot honor a redemption check due to insufficient funds or another valid reason. Please do not postdate your checks or use them to close your account.

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Dreyfus Express®
voice-activated account access

You can easily manage your Dreyfus accounts, check your account balances, purchase fund shares, transfer money between your Dreyfus Funds, get price and yield information, and much more, by calling 1-800-645-6561. Certain requests require the services of a representative.

Retirement Plans

Dreyfus offers a variety of retirement plans, including traditional and Roth IRAs, and Education Savings Accounts. Here’s where you call for information:

  For traditional, rollover and Roth IRAs, and Education Savings Accounts, call 1-800-645-6561
  For SEP-IRAs, Keogh accounts, 401(k) and 403(b) accounts, call 1-800-358-0910

Dreyfus Financial Centers

A full array of investment services and products are offered at Dreyfus Financial Centers. This includes information on mutual funds, brokerage services, tax-advantaged products and retirements planning. Experienced financial advisers can help you make informed choices and provide you with personalized attention in handling account transactions. The Financial Centers also offer informative seminars and events. To find out whether a Financial Center is near you, call 1-800-645-6561.

NOTES

For More Information

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund’s performance, lists portfolio holdings and contains a letter from the fund’s manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund’s performance during the last fiscal year.The fund’s most recent annual and semiannual reports are available at www.dreyfus.com.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (is legally considered part of this prospectus).

Portfolio Holdings

Dreyfus funds generally disclose their complete schedule of portfolio holdings monthly with a 30-day lag at www.dreyfus.com under Mutual Fund Center – Dreyfus Mutual Funds – Mutual Fund Total Holdings. Complete holdings as of the end of the calendar quarter are disclosed 15 days after the end of such quarter. Dreyfus money market funds generally disclose their complete schedule of holdings daily. The schedule of holdings for a fund will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the dates of the posted holdings.

A complete description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the fund’s SAI.

To obtain information:

By telephone Call 1-800-645-6561

By mail Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

By E-mail Send your request to info@dreyfus.com
On the Internet Certain fund documents can be viewed online or downloaded from:
SEC http://www.sec.gov
Dreyfus http://www.dreyfus.com

You can also obtain copies, after paying a duplicating fee, by visiting the SEC’s Public Reference Room in Washington, DC (for information, call 1-202-551-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102.

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© 2009 MBSC Securities Corporation

USTFP0609

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